UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 27, 2000



                             HARCOURT GENERAL, INC.
           (Exact Name of registrant specified in its charter)


         Delaware                       1-4925                 04-1619609
(State or other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                               27 Boylston Street
                        Chestnut Hill, Massachusetts 02467
                     (Address of principal executive offices)
                           Registrant's telephone number:
                                  (617) 232-8200

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Item 5.  Other Events

         On October 27, 2000, Harcourt General, Inc. (the "Company") announced the signing of an Agreement and Plan of Merger with Reed Elsevier Inc. and its wholly-owned subsidiary, REH Mergersub Inc. (the "Agreement and Plan of Merger"). The following information is attached hereto: (i) the Agreement and Plan of Merger (Exhibit 2.1) and (ii) the related press release dated October 27, 2000 (Exhibit 99.1).

         On November 1, 2000, the Association of Research Librarians ("ARL") announced that it asked the U.S. Department of Justice ("DOJ") to investigate Reed Elsevier's acquisition of the Company's scientific, technical and medical journals and textbooks and to block the transactions contemplated by the Agreement and Plan of Merger. The ARL also indicated its willingness to meet with and provide information to DOJ relevant to its concerns. The
Company does not believe that the transactions contemplated by the Agreement and Plan of Merger will result in a violation of any applicable antitrust laws. No assurance can be given as to the outcome of any government investigation into Reed Elsevier's acquisition of the scientific, technical and medical journal business of the Company or any other government investigation.

         On November 8, 2000, in connection with the transactions contemplated by the Agreement and Plan of Merger, the Company filed with the Securities and Exchange Commission a Solicitation/Recommendation Statement on
Schedule 14d-9 (the "Schedule 14d-9") and an Information Statement pursuant to
Section 14(f) under the Securities Exchange Act of 1934 and Rule 14f-1 thereunder (the "Information Statement"). The following information is attached hereto: (i) the Schedule 14d-9 (Exhibit 99.2) and (ii) the Information Statement (Exhibit 99.3).

Item 7.  Financial Statements and Exhibits

         Exhibit 2.1    Agreement and Plan of Merger among the Company,
                        Reed Elsevier Inc. and REH Mergersub Inc. dated as of October 27, 2000 (incorporated by reference to Exhibit (e)(1) to the Schedule 14d-9 of the Company filed on November 8, 2000).

         Exhibit 99.1 Press release dated October 27, 2000 announcing Agreement and Plan of Merger among the Company, Reed Elsevier Inc. and REH Mergersub Inc. (incorporated by reference to Exhibit (a)(4) to the Schedule 14d-9 of the Company filed on November 8, 2000).

         Exhibit 99.2 Solicitation/Recommendation Statement of the Company on Schedule 14d-9 (filed on November 8, 2000 by the Company).

         Exhibit 99.3 Information Statement of the Company (incorporated by reference to Exhibit (e)(4) to the Schedule 14d-9 of the Company filed on November 8, 2000).

















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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARCOURT GENERAL, INC.
                                  (Registrant)


                                   By:    /s/ Eric P. Geller
                                       ----------------------------------
                                   Name:  Eric P. Geller
                                   Title: Senior Vice President, General
                                          Counsel and Secretary

Date:  November 15, 2000



















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                               INDEX TO EXHIBITS

Exhibit Number   Exhibit

Exhibit 2.1 Agreement and Plan of Merger among the Company, Reed Elsevier Inc. and REH Mergersub Inc. dated as of October 27, 2000 (incorporated by reference to Exhibit (e)(1) to the Schedule 14d-9 of the Company filed on November 8, 2000).

Exhibit 99.1 Press release dated October 27, 2000 announcing Agreement and Plan of Merger among the Company, Reed Elsevier Inc. and
                 REH Mergersub Inc. (incorporated by reference to
                 Exhibit (a)(4) to the Schedule 14d-9 of the Company filed on November 8, 2000).

Exhibit 99.2     Solicitation/Recommendation Statement of the Company on
                 Schedule 14d-9 (filed on November 8, 2000 by the Company).

Exhibit 99.3 Information Statement of the Company (incorporated by reference to Exhibit (e)(4) to the Schedule 14d-9 of the Company filed on November 8, 2000).